UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.

 (Exact name of registrant as specified in charter)

100 Park Avenue, 35th Floor, New York, New York 10017

 (Address of principal executive offices) (Zip code)

Eugene S. Stark

General American Investors Company, Inc.

100 Park Avenue

35th Floor

New York, New York  10017

(Name and address of agent for service)

Copy to:

John E. Baumgardner, Jr., Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2014

Item 1.  Report to Shareholders

For the six months ended June 30, 2014, the net asset value	The economic expansion in the US has improved over the past
per Common Share increased 5.8% while the investment	year notwithstanding the poor first quarter GDP result of -2.9%.
return to our stockholders increased by 4.6%. By comparison,	Unemployment is 6.1% compared to 7.5% a year ago. Auto sales over
our benchmark, the Standard & Poor’s 500 Stock Index (including	the trailing twelve months through June hit a recovery high of nearly
income), increased 7.1%. For the twelve months ended June 30, 2014,	17 million units. Consumers are enjoying modestly higher wages and
the return on the net asset value per Common Share increased by	companies are spending more freely. Although households have not
24.7%, and the return to our stockholders increased by 22.3%; these	fully enjoyed the bounce in economic activity, recent data suggest dual
compare with an increase of 24.6% for the S&P 500. During both	income households are on the rise as are household formations, a cru-
periods, the discount at which our shares traded continued to fluctuate	cial element to growth in housing and general consumption. It is hoped
and on June 30, 2014, it was 15.3%.	that some of the headwinds including fuel and medical costs together with geo-political concerns will dissipate over time.
As detailed in the accompanying financial statements (unaudited), as
of June 30, 2014, the net assets applicable to the Company’s Common	Equity earnings multiples continue to be quite elevated for small capi-
Stock were $1,282,274,345 equal to $43.45 per Common Share.	talized equities and some select sectors. For large capitalized equities they remain moderately attractive and in the absence of more tangible
The increase in net assets resulting from operations for the six months	evidence of accelerating inflation, it would appear that interest rates are
ended June 30, 2014 was $67,645,490. During this period, the net	likely to remain at historically low levels. We remain sanguine over
realized gain on investments sold was $70,744,327 and the decrease in	the medium and long term for equities as they still represent a better
net unrealized appreciation was $2,189,756. Net investment income	alternative to fixed income securities.
for the six months was $4,746,905 and distributions to Preferred
Stockholders amounted to $5,655,986.	We are saddened to report that Dr. Gerald M. Edelman, our esteemed colleague and director of the Company for thirty-eight years, died on
During the six months, 426,303 shares of the Company’s Common	May 17, 2014. Dr. Edelman shared the 1972 Nobel Prize in Physiology
Stock were repurchased for $14,840,891 at an average discount from	or Medicine for his work in deciphering the chemical structure of anti-
net asset value of 14.6%.	bodies. In addition to his service on the Board and its Pension and
Nominating Committees, Dr. Edelman also served as a Member and
Our annual report and first quarter letter highlighted the divergence in	Professor of The Scripps Research Institute; Founder, Director and
the rate of improvement in the real and the financial economies that has	President of the Neurosciences Institute of the Neurosciences Research
developed over the past several years. With particular emphasis on the	Foundation; Chairman of the Advisory Board of NGN Capital; and
last two calendar years, we observed much of the US equity market’s	Chairman of the Scientific Advisory Board of Promosome, LLC. His
gain is the result of price to earnings multiple expansion on modest	counsel and support will be missed.
earnings growth, reflecting the moderate economic recovery. It would
seem likely that the multiple expansion observed during this period	Information about the Company, including our investment objectives,
relates to persistently high operating margins and Federal Reserve	operating policies and procedures, investment results, record of divi-
induced low interest rates. Despite the Fed’s tapering of Quantitative	dend and distribution payments, financial reports and press releases, is
Easing through reduced bond purchases, short term interest rates hover	on our website and has been updated through June 30, 2014. It can be
near zero and long term US Treasury rates remain stable and near his-	accessed on the internet at www.generalamericaninvestors.com.
toric lows. Given that the real and financial economies are linked over
time, the relationship is mean reverting. Convergence can occur via	By Order of the Board of Directors,
significantly improved economic performance and/or modest multiple	GENERAL AMERICAN INVESTORS COMPANY, INC.
contraction. The low volatility present in the US equity markets sug-
gests that investors believe in a favorable resolution.	Jeffrey W. Priest

President and Chief Executive Officer

July 23, 2014

				Value
	Shares	COMMON STOCKS		(note 1a)
CONSUMER	AUTOMOBILES AND COMPONENTS (1.9%)
DISCRETIONARY	1,264,063	Ford Motor Company		$21,792,446
(12.4%)	30,000	Visteon Corporation (a)		2,910,300
			(Cost $17,055,623)	24,702,746
	CONSUMER SERVICES (2.0%)
	284,170	Bob Evans Farms, Inc.		14,222,709
	750,000	International Game Technology		11,932,500
			(COST $22,158,101)	26,155,209
	RETAILING (8.5%)
	284,050	Kohl’s Corporation		14,963,754
	460,000	Target Corporation		26,657,000
	1,244,668	The TJX Companies, Inc.		66,154,104
			(Cost $42,752,571)	107,774,858
			(Cost $81,966,295)	158,632,813

CONSUMER	FOOD, BEVERAGE AND TOBACCO (10.1%)
STAPLES	196,039	Danone (a)		14,561,044
(13.6%)	237,400	Diageo plc ADR		30,213,898
	450,000	Nestle S.A.		34,869,163
	195,000	PepsiCo, Inc.		17,421,300
	734,620	Unilever N.V.		32,146,369
			(Cost $70,472,922)	129,211,774
	FOOD AND STAPLES RETAILING (3.5%)
	394,500	Costco Wholesale Corporation	(Cost $12,041,935)	45,430,620
			(Cost $82,514,857)	174,642,394

ENERGY	2,133,269	Alpha Natural Resources, Inc. (a)		7,914,428
(14.9%)	180,000	Anadarko Petroleum Corporation		19,704,600
	331,478	Apache Corporation		33,353,317
	1,050,615	Cameco Corporation		20,602,560
	248,100	Ensco plc - Class A		13,786,917
	620,000	Halliburton Company		44,026,200
	145,000	Occidental Petroleum Corporation		14,881,350
	803,803	Ultra Petroleum Corp. (a)		23,864,911
	550,000	Weatherford International plc (a)		12,650,000
			(Cost $121,056,382)	190,784,283

FINANCIALS	BANKS (2.4%)
(22.3%)	795,000	FCB Financial Holdings, Inc., Class A (a) (b)		13,515,000
	75,000	FCB Financial Holdings, Inc., Class B (a) (c)		1,211,250
	125,000	M&T Bank Corporation		15,506,250
			(Cost $17,662,263)	30,232,500
	DIVERSIFIED FINANCIALS (5.4%)
	255,000	American Express Company		24,191,850
	400,000	JPMorgan Chase & Co.		23,048,000
	525,000	Nelnet, Inc.		21,750,750
			(Cost $29,013,176)	68,990,600
	INSURANCE (14.5%)
	293,492	Aon plc		26,440,694
	750,000	Arch Capital Group Ltd. (a)		43,080,000
	110	Berkshire Hathaway Inc. Class A (a)		20,889,055
	165,000	Everest Re Group, Ltd.		26,480,850
	365,000	MetLife, Inc.		20,279,400
	255,000	PartnerRe Ltd.		27,848,550
	335,000	Platinum Underwriters Holdings, Ltd.		21,724,750
			(Cost $57,247,899)	186,743,299
			(Cost $103,923,338)	285,966,399

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES
(8.5%)	1,200,000	Ariad Pharmaceuticals, Inc. (a)		$7,644,000
	200,000	Celgene Corporation (a)		17,176,000
	428,600	Gilead Sciences, Inc. (a)		35,535,226
	61,369	Idenix Pharmaceuticals, Inc. (a)		1,478,993
	427,191	Merck & Co., Inc.		24,712,999
	755,808	Pfizer Inc.		22,432,381
			(Cost $54,058,331)	108,979,599

INDUSTRIALS	CAPITAL GOODS (5.6%)
(11.7%)	865,000	General Electric Company		22,732,200
	360,000	Owens Corning		13,924,800
	300,000	United Technologies Corporation		34,635,000
			(Cost $52,172,995)	71,292,000
	COMMERCIAL AND PROFESSIONAL SERVICES (5.2%)
	1,087,100	Republic Services, Inc.		41,277,187
	245,798	Towers Watson & Co. Class A		25,619,526
			(Cost $31,349,168)	66,896,713
	TRANSPORTATION (0.9%)
	422,500	Hertz Global Holdings, Inc. (a)	(Cost $10,094,478)	11,842,675
			(Cost $93,616,641)	150,031,388

INFORMATION	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (3.9%)
TECHNOLOGY	256,850	ASML Holding N.V.		23,956,400
(16.3%)	833,700	Intel Corporation		25,761,330
			(Cost $24,319,428)	49,717,730
	SOFTWARE AND SERVICES (2.8%)
	154,500	eBay Inc. (a)		7,734,270
	680,686	Microsoft Corporation		28,384,606
			(Cost $25,305,863)	36,118,876
	TECHNOLOGY HARDWARE AND EQUIPMENT (9.6%)
	469,000	Apple Inc.		43,584,170
	820,000	Cisco Systems, Inc.		20,377,000
	615,000	EMC Corporation		16,199,100
	536,200	QUALCOMM Incorporated		42,467,040
			(Cost $67,575,284)	122,627,310
			(Cost $117,200,575)	208,463,916

MATERIALS
(1.3%)	336,300	The Dow Chemical Company	(Cost $10,566,260)	17,305,998

MISCELLANEOUS		Other (d)	(Cost $37,011,931)	37,016,544
(2.9%)

		TOTAL COMMON STOCKS (103.9%)	(Cost $701,914,610)	1,331,823,334
	Contracts
	(100 shares each)	PUT OPTION/EXPIRATION DATE/EXERCISE PRICE
Energy (0.0%)	1,500	Weatherford International plc/January 17, 2015/$20.00	(Cost $233,010)	138,000

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
143,711,541	SSgA U.S. Treasury Money Market Fund (11.2%)	(Cost $143,711,541)	$143,711,541
TOTAL INVESTMENTS (e) (115.1%)		(Cost $845,859,161)	1,475,672,875
Liabilities in excess of receivables and other assets (-0.3%)			(3,281,355)
PREFERRED STOCK (-14.8%)			(190,117,175)

NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,282,274,345

ADR - American Depository Receipt (a) Non-income producing security.

(b) Level 3 fair value measurement, restricted security acquired in five installments as follows: 425,000 shares on 11/4/09, unit cost $20.00 per share; 150,000 shares on 4/2/13, unit cost $14.80 per share; 100,000 shares on 4/11/13, unit cost $14.05 per share; 100,000 shares on 10/4/13, unit cost $15.05 per share; and 20,000 shares on 10/14/13, unit cost $15.00 per share. Fair value is $17.00 per share, note 2. Fair value is based upon bid and/or transaction prices provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share. Amount represents 1.05% of net assets.

(c) Level 3 fair value measurement, restricted security exchanged from Class A shares on 5/21/12, aggregate cost $1,500,000, unit cost is $20.00 per share and fair value is $16.15 per share, note 2. Fair value is based upon a judgmentally discounted bid price provided via the NASDAQ OMX PORTAL

Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share. Amount represents 0.09% of net assets.

(d) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(e) At June 30, 2014 the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $640,746,612, aggregate gross unrealized depreciation was $10,932,899, and net unrealized appreciation was $629,813,713.

S T A T E M E N T O F O P T I O N W R I T T E N J u n e 3 0 , 2 0 1 4 ( U n a u d i t e d )

	Contracts		Value
	(100 shares each)	CALL OPTION/EXPIRATION DATE/EXERCISE PRICE	(note 1a)
Energy (0.0%)	1,500	Weatherford International plc/January 17, 2015/$25.00
		(Premium Received $120,987)	$210,000

(see notes to unaudited financial statements)

	SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITIONS
Bob Evans Farms, Inc.	15,000	284,170	(b)
eBay Inc.	—	154,500	(b)
Ensco plc -Class A	248,100	248,100	(b)
Hertz Global Holdings, Inc.	—	422,500	(b)
ADDITIONS
Cameco Corporation	249,577	1,050,615
Danone	6,039	196,039

DECREASES
ELIMINATION
The ADT Corporation	117,500	—
REDUCTIONS
Anadarko Petroleum Corporation	15,000	180,000
Aon Corporation	37,000	293,492
Halliburton Company	65,000	620,000
Idenix Pharmaceuticals, Inc.	797,610	61,369
PepsiCo, Inc.	25,000	195,000
QUALCOMM Incorporated	90,000	536,200
Visteon Corporation	98,141	30,000
Weatherford International plc	250,000	550,000

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of June 30, 2014 is shown in the following table.
INDUSTRY CATEGORY	COST(000)	VALUE(000)	PERCENT COMMON NET ASSETS*
Financials
Banks	$17,662	$30,232	2.4%
Diversified Financials	29,013	68,991	5.4
Insurance	57,248	186,743	14.5
	103,923	285,966	22.3
Information Technology
Semiconductors & Semiconductor Equipment	24,320	49,718	3.9
Software & Services	25,306	36,119	2.8
Technology Hardware & Equipment	67,575	122,627	9.6
	117,201	208,464	16.3
Energy	121,289	190,922	14.9
Consumer Staples
Food, Beverage & Tobacco	70,473	129,212	10.1
Food & Staples Retailing	12,042	45,431	3.5

Consumer Discretionary	82,515	174,643	13.6
Automobiles & Components	17,056	24,703	1.9
Consumer Services	22,158	26,155	2.0
Retailing	42,753	107,775	8.5
	81,967	158,633	12.4
Industrials
Capital Goods	52,173	71,292	5.6
Commercial & Professional Services	31,349	66,897	5.2
Transportation	10,095	11,843	0.9

Health Care	93,617	150,032	11.7
Pharmaceuticals, Biotechnology & Life Sciences	54,058	108,979	8.5
Miscellaneous**	37,012	37,016	2.9
Materials	10,566	17,306	1.3
	702,148	1,331,961	103.9
Short-Term Securities	143,711	143,711	11.2
Total Investments	$845,859	1,475,672	115.1
Other Assets and Liabilities - Net		(3,281)	(0.3)
Preferred Stock		(190,117)	(14.8)
Net Assets Applicable to Common Stock		$1,282,274	100.0%

*	Net Assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $701,914,610)		$1,331,823,334
Purchased option (cost $233,010)		138,000
Money market fund (cost $143,711,541)		143,711,541
Total investments (cost $845,859,161)		1,475,672,875

RECEIVABLES AND OTHER ASSETS
Cash held by custodian in segregated account*	$934,160
Receivable for securities sold	5,644,879
Dividends, interest and other receivables, net	3,195,767
Qualified pension plan asset, net excess funded (note 7)	5,151,529
Prepaid expenses and other assets	1,336,878	16,263,213
TOTAL ASSETS		1,491,936,088
LIABILITIES
Payable for securities purchased	9,321,287
Accrued preferred stock dividend not yet declared	219,955
Outstanding option written, at value (premium received $120,987)	210,000
Accrued supplemental pension plan liability (note 7)	4,670,485
Accrued supplemental thrift plan liability (note 7)	2,425,776
Accrued expenses and other liabilities	2,697,065

TOTAL LIABILITIES		19,544,568

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 29,513,265 shares (note 5)		$1,282,274,345

NET ASSET VALUE PER COMMON SHARE		$43.45

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 29,513,265 shares at par value (note 5)	$29,513,265
Additional paid-in capital (note 5)	550,143,544
Undistributed net investment income (note 5)	4,555,366
Undistributed realized gain on investments	74,454,590
Accumulated other comprehensive loss (note 7)	(1,824,244)
Unallocated distributions on Preferred Stock	(5,875,941)
Unrealized appreciation on investments and option written	631,307,765

NET ASSETS APPLICABLE TO COMMON STOCK		$1,282,274,345

* Collateral for options written.

(see notes to unaudited financial statements)

INCOME
Dividends (net of foreign withholding taxes of $579,093)		$11,585,133
Interest		458
		11,585,591
EXPENSES
Investment research	$3,660,179
Administration and operations	1,919,529
Office space and related expenses	844,333
Auditing and legal fees	131,306
Transfer agent, custodian and registrar fees and expenses	82,041
State and local taxes	79,958
Stockholders’ meeting and reports	63,205
Directors’ fees and expenses	58,135	6,838,686
NET INVESTMENT INCOME		4,746,905
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions (long-term except for $3,671,778)	70,201,135
Written option transactions (notes 1b and 4)	543,192
	70,744,327
Net decrease in unrealized appreciation on investments and option written	(2,189,756)
NET GAIN ON INVESTMENTS		68,554,571
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,655,986)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$67,645,490

	Six Months Ended
	June 30, 2014	Year Ended
OPERATIONS	(Unaudited)	December 31, 2013
Net investment income	$4,746,905	$5,228,019
Net realized gain on investments	70,744,327	69,657,472
Net increase (decrease) in unrealized appreciation	(2,189,756)	243,076,683
	73,301,476	317,962,174
Distributions to Preferred Stockholders:
From net investment income	—	(992,168)
From long-term capital gains	—	(10,319,804)
Unallocated distributions	(5,655,986)	—
Decrease in net assets from Preferred distributions	(5,655,986)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	67,645,490	306,650,202
OTHER COMPREHENSIVE INCOME - Funded status of defined benefit plans (note 7)	—	5,948,555
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(5,382,759)
From long-term capital gains	—	(55,987,513)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(61,370,272)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	35,871,304
Cost of Common Shares purchased	(14,840,891)	(13,047,704)
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	(14,840,891)	22,823,600
NET INCREASE IN NET ASSETS	52,804,599	274,052,085

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	1,229,469,746	955,417,661
END OF PERIOD (including undistributed net investment income (loss) of $4,555,366 and
($191,539), respectively)	$1,282,274,345	$1,229,469,746

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended
June 30, 2014 and for each year in the five-year period ended December 31, 2013. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Six months
	Ended
	June 30, 2014		Year Ended December 31,
	(Unaudited)	2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$41.07	$32.68	$29.78	$31.26	$27.50	$21.09
Net investment income	.16	.17	.24	.18	.19	.11
Net gain (loss) on securities -
realized and unrealized	2.41	10.51	5.05	(.68)	4.37	6.94
Other comprehensive income (loss)	—	.20	—	(.10)	—	.07
	2.57	10.88	5.29	(.60)	4.56	7.12
Distributions on Preferred Stock:
Dividends from net investment income	—	(.04)	(.04)	(.11)	(.07)	(.11)
Distributions from net short-term capital gains	—	—	(.01)	(.01)	(.03)	(.05)
Distributions from net long-term capital gains	—	(.35)	(.34)	(.26)	(.27)	(.19)
Distributions from return of capital	—	—	—	—	—	(.01)
Unallocated	(.19)	—	—	—	—	—
	(.19)	(.39)	(.39)	(.38)	(.37)	(.36)
Total from investment operations	2.38	10.49	4.90	(.98)	4.19	6.76
Distributions on Common Stock:
Dividends from net investment income	—	(.18)	(.21)	(.15)	(.08)	(.10)
Distributions from net short-term capital gains	—	—	(.02)	(.01)	(.03)	(.05)
Distributions from net long-term capital gains	—	(1.92)	(1.77)	(.34)	(.32)	(.19)
Distributions from return of capital	—	—	—	—	—	(.01)
	—	(2.10)	(2.00)	(.50)	(.43)	(.35)

Net asset value, end of period	$43.45	$41.07	$32.68	$29.78	$31.26	$27.50
Per share market value, end of period	$36.82	$35.20	$27.82	$24.91	$26.82	$23.46
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	4.60%*	34.24%	19.77%	(5.29%)	16.24%	36.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,282,274	$1,229,470	$955,418	$886,537	$950,941	$864,323
Ratio of expenses to average net assets
applicable to Common Stock	1.12%**	1.27%	1.67%	1.39%	1.54%	1.93%
Ratio of net investment income to average net assets
applicable to Common Stock	0.78%**	0.47%	0.74%	0.56%	0.66%	0.46%
Portfolio turnover rate	8.08%*	17.12%	9.56%	11.17%	18.09%	24.95%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	774%	747%	603%	566%	600%	555%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.52	$25.30	$25.54	$25.47	$24.95	$24.53

*Not annualized **Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversifi ed management investment company. It is internally managed by its offi cers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”)
requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the offi cial closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change signifi cantly, the price of certain foreign securities may be adjusted to refl ect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specifi c procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specifi ed circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassifi ed to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfi ll the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifi cations.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnifi cation provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),
Level 2 - other signifi cant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - signifi cant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of June 30, 2014:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,317,097,084	—	$14,726,250	$1,331,823,334
Purchased option	138,000	—	—	138,000
Money market fund	143,711,541	—	—	143,711,541
Total	$1,460,946,625	—	$14,726,250	$1,475,672,875
Liabilities
Option written	($210,000)			($210,000)

The aggregate value of Level 3 portfolio investments changed during the six months ended June 30, 2014 as follows:
Change in portfolio valuations using signifi cant unobservable inputs:	Level 3
Fair value at December 31, 2013	$32,637,795
Realized Gain	8,179,247
Net change in unrealized appreciation on investments	(5,580,497)
Proceeds from sale	(20,510,295)
Fair value at June 30, 2014	$14,726,250
The amount of net unrealized loss included in the results of operations attributable to
Level 3 assets held at June 30, 2014 and reported within the caption Net decrease
in unrealized appreciation in the Statement of Operations:	$2,598,750

Transfers, if any, are reported as of the end of the reporting period.There were no transfers between levels during the period ended
June 30, 2014.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2014 amounted to $104,680,167 and $161,846,802, on long transactions, respectively.

4. WRITTEN OPTIONS - The level of activity in written options varies from year to year based upon market conditions. Transactions in written covered call options and collateralized put options during the six months ended June 30, 2014 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2013	1,200	$29,628	0	$0
Options written	3,000	241,974	5,800	818,553
Options exercised	(250)	(161,738)	(1,500)	(147,489)
Options expired	(523)	(37,375)	(2,500)	(57,940)
Options terminated in closing purchase transaction	(1,927)	(151,502)	(1,800)	(613,124)
Options outstanding, June 30, 2014	1,500	$120,987	0	$0

The maximum payout for written put options is limited to the number of put option contracts written and outstanding and the related strike prices; currently, none are outstanding. The fair value of the covered call option contract at June 30, 2014 is $210,000.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common
Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 29,513,265 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on June 30, 2014.
On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date, 395,313 shares have been repurchased.
The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.
Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.
The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.
Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassifi cation as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.
Transactions in Common Stock during the six months ended June 30, 2014 and the year ended December 31, 2013 were as follows:

	Shares		Amount
	2014	2013	2014	2013
Shares issued in payment of dividends and distributions
(includes 1,090,772 shares issued from treasury)	—	1,090,772	—	$1,090,772
Increase in paid-in capital			—	34,780,532
Total increase			—	35,871,304
Shares purchased (at an average discount from net asset value
of 14.6% and 14.3%, respectively)	(426,303)	(385,176)	($426,303)	(385,176)
Decrease in paid-in capital			(14,414,588)	(12,662,528)
Total decrease			(14,840,891)	(13,047,704)
Net increase (decrease)	(426,303)	705,596	($14,840,891)	$22,823,600

At June 30, 2014, the Company held in its treasury 2,467,607 shares of Common Stock with an aggregate cost in the amount of $72,811,380.
The tax basis distributions during the year ended December 31, 2013 are as follows: ordinary distributions of $6,746,658 and long-term capital gains distributions of $65,935,586. As of December 31, 2013, distributable earnings on a tax basis included $3,963,127 from undistributed net long-term capital gains and $633,497,521 from net unrealized appreciation on investments if realized in future years.
Reclassifications arising from permanent “book/tax” differences reflect non-tax deductible expenses and redesignation of dividends during the year ended December 31, 2013. As a result, undistributed net investment loss was decreased by $8,208 and additional paid-in capital was decreased by $1,014 and undistributed net realized gain on securities sold was decreased by $7,194. As of December 31, 2013 the Company had straddle loss deferrals of $252,864. Net assets were not affected by this reclassification.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the six months ended June 30,
2014 to its offi cers (identifi ed on back cover) amounted to $3,419,750.

7. BENEFIT PLANS - The Company has funded (qualifi ed) and unfunded (supplemental) noncontributory defi ned benefi t pension plans that are available to its employees. The pension plans provide defi ned benefi ts based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefi t cost (income) of the plans for the six months ended June 30, 2014 were:

Service cost	$233,100
Interest cost	437,508
Expected return on plan assets	(564,793)
Amortization of prior service cost	23,293
Amortization of recognized net actuarial loss	223,951

Net periodic benefi t cost	$353,059

The Company recognizes the overfunded or underfunded status of a defi ned benefi t postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

The Company also has funded (qualifi ed) and unfunded (supplemental) defi ned contribution thrift plans that are available to its employees. The aggregate cost of such plans for the six months ended June 30, 2014 was $281,440. The qualifi ed thrift plan acquired
10,199 shares of the Company’s Common Stock during the six months ended June 30, 2014 and held 495,200 shares of the Company’s
Common Stock at June 30, 2014.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for offi ce space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specifi ed number of months and credit towards construction of offi ce improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $552,400 for the six months ended June 30, 2014. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2014 through 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.
The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2014 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.
In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.
On May 16, 2014, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s princi-
pal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS*

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	Jeffrey W. Priest
John D. Gordan, III	Raymond S. Troubh
(*The Company is a stand-alone fund.)

OFFICERS
Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Maureen E. LoBello, Corporate Secretary
Linda J. Genid, Assistant Corporate Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
INDEPENDENTAUDITORS	Company, LLC
Ernst & Young LLP	6201 15th Avenue
Brooklyn, NY 11219
CUSTODIAN	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company

REVIEW REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
GENERAL AMERICAN INVESTORS COMPANY, INC.
We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., (the “Company”) includ-
ing the statement of investments and statement of option written, as of
June 30, 2014, and the related statements of operations, changes in net assets and financial highlights for the six-month period ended June 30,
2014. These financial statements and financial highlights are the respon-
sibility of the Company’s management.
We conducted our review in accordance with the standards of the
Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analyti-
cal procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company
Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.
We have previously audited, in accordance with the standards of the
Public Company Accounting Oversight Board (United States), the state-
ment of assets and liabilities of General American Investors Company,
Inc., including the statement of investments and statement of option writ-
ten, as of December 31, 2013, and the related statements of operations, changes in net assets and financial highlights for each of the five years in the period then ended and we expressed an unqualified audit opinion on those financial statements in our report, dated February 7, 2014.

New York, New York	ERNST & YOUNG LLP
August 1, 2014

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2013	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	105,919	34.4234	105,919	309,190
02/01-02/28	153,196	33.9651	153,196	155,994
03/01-03/31	60,022	35.0400	60,022	95,972
04/01-04/30	21,016	35.1047	21,016	1,074,956
05/01-05/31	0	0	0	1,074,956
06/01-06/30	86,150	36.5704	86,150	988,806

Total for year	426,303		426,303

Note-	On April 16, 2014, the Board of Directors authorized the repurchase of an additional 1,000,000 shares of the registrant’s common stock when the shares are traded at a discount from the underlying net asset value of at least 8%.
This represents a continuation of the repurchase program which began in March 1995.
As of the beginning of the period, January 1, 2014, there were 415,109 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, June 30, 2014, there were 988,806 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2013	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	-		-	604,687
02/01-02/28	-		-	604,687
03/01-03/31	-		-	604,687
04/01-04/30	-		-	604,687
05/01-05/31	-		-	604,687
06/01-06/30	-		-	604,687

Total	0		0

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share.
As of the beginning of the period, January 1, 2013, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, June 30, 2013, there were 604,687 shares available for repurchase under this program.

 ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's  Board of Directors as set forth in the registrant's Proxy Statement, dated February 28, 2014.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2014, an evaluation was performed  under the  supervision and with  the  participation  of the  officers  of  General  American  Investors Company,  Inc. (the  "Registrant"),  including the principal  executive  officer ("PEO") and principal  financial officer ("PFO"), to assess the effectiveness of the Registrant's  disclosure controls and procedures.  Based on that evaluation, the  Registrant's  officers,  including the PEO and PFO,  concluded  that, as of June 30, 2014, the  Registrant's  disclosure  controls and  procedures  were reasonably  designed  so as to  ensure:  (1)  that  information  required  to be disclosed  by the  Registrant  on  Form  N-CSR   is  recorded, processed,  summarized  and reported  within the time  periods  specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information  relating  to the  Registrant  is made  known  to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting  (as defined in Rule  30a-3(d)  under the  Investment

Company Act of 1940 (17 CFR 270.30a-3(d))  that occurred during the Registrant's last fiscal quarter that has  materially  affected,  or is reasonably  likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2)  Certifications  of the  principal  executive  officer and the  principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of

1940.

(a)(3) There were no written  solicitations  to purchase  securities  under Rule

23c-1 under the Investment  Company Act of 1940 during the period covered by the report.

(b)  Certifications  of  the  principal  executive  officer  and  the  principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:       /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

Date: August 1, 2014

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/Jeffrey W. Priest

            Jeffrey W. Priest

President and Chief Executive Officer

(Principal Executive Officer)

Date: August 1, 2014

By:       /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

(Principal Financial Officer)

Date: August 1, 2014